Exhibit 10.1

OMNIBUS NINTH Amendment to AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT AND LIMITED CONSENT UNDER INTERCREDITOR AGREEMENT

This NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 27th day of March, 2019, by and among ALPHATEC HOLDINGS, INC., a Delaware corporation (“Alphatec Holdings”), ALPHATEC SPINE, INC., a California corporation (“Alphatec Spine”), SafeOp Surgical, Inc., a Delaware corporation (“SafeOp”; together with Alphatec Holdings and Alphatec Spine, each being referred to herein individually as a “Borrower”, and collectively as “Borrowers”), MIDCAP FUNDING IV TRUST (as Agent for Lenders, “Agent”), and MIDCAP FUNDING IV TRUST, individually, as a Lender, and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers are parties to that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 30, 2013, as amended by the First Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated as of March 17, 2014, the Second Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated as of July 10, 2015, the Third Amendment and Waiver to Amended and Restated Credit, Security and Guaranty Agreement, dated as of March 11, 2016, by the Fourth Amendment and Waiver to Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 9, 2016, by the Consent and Fifth Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated as of September 1, 2016, by the Sixth Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated as of March 30, 2017, by the Consent, Joinder and Omnibus Seventh Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated as of March 8, 2018 and by the Eighth Amendment to Amended and Restated Credit, Security and Guaranty Agreement, dated as of November 6, 2018 (and as further amended, modified, supplemented and restated from time to time prior to the date hereof, the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers and certain of their Affiliates in the amounts and manner set forth in the Credit Agreement.

B.Agent, Squadron Medical Finance Solutions, LLC (“Squadron”), and Borrowers are party to that certain Intercreditor Agreement, dated as of November 6, 2018, pursuant to which Squadron may not increase the aggregate principal amount of the Squadron Debt (as defined in the Credit Agreement), without the prior written consent of Agent.

C.Borrowers have requested, and Agent and the Lenders have agreed, (i) to amend the Original Credit Agreement and (ii) consent under the Squadron Intercreditor Agreement (as defined in the Credit Agreement), in each case, to permit Borrowers to enter into an amendment to the Squadron Credit Agreement (as defined in the Credit Agreement) (the “First Amendment”) and to increase the aggregate principal amount of the Debt thereunder to $65,000,000, all on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, the Lenders and Borrowers hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement in the Original Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Limited Consent Under Intercreditor Agreement.  At the request of and as an accommodation to the Borrowers, subject to the terms and conditions set forth herein, including without limitation, the terms set forth in Section 6, Agent and Lenders, (a) notwithstanding anything contained in Section 4.2(v) of the Squadron Intercreditor Agreement to the contrary, hereby consent to the First Amendment, dated as of the date hereof, pursuant to which the maximum principal amount of the Squadron Debt shall be increased to $65,000,000.  The consents set forth in this Section 2 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement, the Squadron Intercreditor Agreement or any other Financing Document; (b) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement, the Squadron Intercreditor Agreement or any other Financing Document; (c) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents, (d) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit or (e) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3.Amendment to Original Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 6 below, the definition of “Squadron Debt” in Section 1.1 of the Original Credit Agreement thereof is hereby amended and restated in its entirety to read as follows:

“Squadron Debt” means Debt incurred pursuant to and in accordance with the terms of the Squadron Credit Agreement in a principal amount not to exceed $65,000,000.

4.Representations and Warranties; Covenants; Reaffirmation of Security Interest. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement.  Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens.  Except as specifically provided in this Agreement, nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.  Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of each Borrower, and are enforceable against each Borrower in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.Costs and Fees.  Borrowers shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents.  If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed.

6.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied:

(a)Borrowers shall have delivered to Agent this Agreement, duly executed by an authorized officer of each Borrower;

(b)(i) Agent shall have received executed copies of the First Amendment and all other schedules, documents or instruments and all other material ancillary agreements, instruments and documents to be executed or delivered in connection therewith and (ii) all conditions precedent (other than the effectiveness of this Agreement) to the effectiveness of the First Amendment shall have been satisfied or waived;

(c)all of the representations and warranties of Borrowers set forth in the herein and in the other Financing Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of such date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(d)no Default or Event of Default shall exist under any of the Financing Documents (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(e)Borrower shall have delivered such other documents, information, certificates, records, permits, and filings as the Agent may reasonably request; and

(f)Agent shall have received from Borrowers all of the fees owing pursuant to this Agreement.

7.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them

(whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any or all of the Borrowers, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof.  Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

8.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default.  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

9.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.  Each Borrower hereby agrees that (i) all representations and warranties of Borrowers contained in the Original Credit Agreement and the other Financing Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof), except to the extent such representations and warranties expressly relate to a specific date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of such date and (ii) no Default or Event of Default shall exist under any of the Financing Documents (and each Borrower’s delivery of its signatures hereto shall be deemed to be its certification thereof). In consideration of the accommodations set forth herein, each Borrower hereby acknowledges, reaffirms, confirms and ratifies its prior pledge and grant to Agent, for its benefit and for the benefit of Lenders, a continuing general lien in, upon, and to the personal property set forth on Schedule 9.1 of the Credit Agreement, pursuant to the Credit Agreement, and expressly acknowledges that such lien and security interest secures the Obligations.

10.Confidentiality. No Borrower will disclose the contents of this Agreement, the Credit Agreement or any of the other Financing Documents to any third party (including, without limitation, any financial institution or intermediary) without Agent’s prior written consent, other than to Borrowers’ officers and advisors on a need-to-know basis or as otherwise may be required by Law, including to any court or regulatory agency having jurisdiction over such Borrower.  Each Borrower agrees to inform all such persons who receive information concerning this Agreement, the Credit Agreement and the other Financing Documents that such information is confidential and may not be disclosed to any other person except as may be required by Law, including to any court or regulatory agency having jurisdiction over such Borrower.

11.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.

(b)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification) and Article 12 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)GOVERNING LAW.  THIS AGREEMENT AND EACH OTHER FINANCING DOCUMENT, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(d)WAIVER OF JURY TRIAL.  EACH BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(e)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

(g)Entire Agreement.This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Agreement under seal as of the day and year first hereinabove set forth.

AGENT:

MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By: __/s/ Maurice Amsellem_____________  (SEAL)

Name: Maurice Amsellem

Title:   Authorized Signatory

LENDERS

MIDCAP FUNDING IV TRUST, a Delaware statutory trust

By: Apollo Capital Management, L.P.,

its investment manager

By:Apollo Capital Management GP, LLC,

its general partner

By: ____/s/ Maurice Amsellem __________  (SEAL)

Name: Maurice Amsellem

Title:   Authorized Signatory

[Signatures Continue on Following Page]

BORROWERS:ALPHATEC HOLDINGS, INC.,

a Delaware corporation

By: __/s/ Jeffrey G. Black __________ (SEAL)
Name:  Jeff Black
Title:    Chief Financial Officer

ALPHATEC SPINE, INC.,

a California corporation

By: ___/s/ Jeffrey G. Black __________ (SEAL)
Name:  Jeff Black
Title:    Chief Financial Officer

SAFEOP SURGICAL, INC.,

a Delaware corporation

By: ___/s/ Jeffrey G. Black __________ (SEAL)
Name:  Jeff Black
Title:    Chief Financial Officer